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SECRETARY'S CERTIFICATE
RIVERSOURCE  LIFE INSURANCE CO. OF NEW YORK

      At a meeting held on August 29, 2006, of the Board of Directors of RiverSource Life Insurance Co. of New York approved the following resolutions, which remain in full force and effect:

                  RESOLVED, that the proper officers of the Company are hereby authorized and directed to establish such subaccounts, variable accounts and/or investment divisions within newly-designated separate accounts as they determine to be appropriate; and

                  RESOLVED FURTHER, that the proper officers of the Company are hereby authorized and directed, as they determine to be appropriate and in accordance with applicable laws and regulations, to establish additional subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts or to remove, consolidate or otherwise modify the subaccounts, variable accounts and/or investment divisions within the newly-designated separate accounts.

As Executive Vice President - Annuities of RiverSource Life Insurance Co. of New York, I hereby establish, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors, 307 additional subaccounts within the separate account that will invest in the following funds:

   4   subaccounts investing in   AllianceBernstein VPS Large Cap Growth Portfolio (Class B)

   4   subaccounts investing in   American Century VP Value, Class II

  11   subaccounts investing in   BlackRock Global Allocation V.I. Fund (Class III)

   4   subaccounts investing in   Columbia Variable Portfolio -- High Income Fund(Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Marsico International Opportunities Fund (Class 2)

  11   subaccounts investing in   DWS Alternative Asset Allocation Plus VIP, Class B

   4   subaccounts investing in   Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2

   4   subaccounts investing in   Fidelity(R) VIP Mid Cap Portfolio Service Class 2

   4   subaccounts investing in   FTVIPT Franklin Small Cap Value Securities Fund -- Class 2

   4   subaccounts investing in   FTVIPT Mutual Shares Securities Fund -- Class 2

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
   4   subaccounts investing in   Janus Aspen Series Janus Portfolio: Service Shares

  11   subaccounts investing in   Janus Aspen Series Moderate Allocation Portfolio: Service Shares

   4   subaccounts investing in   MFS(R) Utilities Series -- Service Class

   4   subaccounts investing in   Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares

   4   subaccounts investing in   Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)

   4   subaccounts investing in   Oppenheimer Global Securities Fund/VA, Service Shares

   4   subaccounts investing in   Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA, Service Shares

   4   subaccounts investing in   PIMCO VIT All Asset Portfolio, Advisor Share Class

  11   subaccounts investing in   PIMCO VIT Global Multi-Asset Portfolio, Advisor Class

   4   subaccounts investing in   Columbia Variable Portfolio -- Balanced Fund (Class 3)

   4   subaccounts investing in   Columbia Variable Portfolio -- Cash Management Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Diversified Bond Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Diversified Equity Income Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Dynamic Equity Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Global Bond Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Global Inflation Protected Securities Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- High Yield Bond Fund (Class 2)

                                       2

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
   4   subaccounts investing in   Columbia Variable Portfolio -- Income Opportunities Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Limited Duration Credit Fund (Class 2)

  11   subaccounts investing in   Columbia Variable Portfolio -- Managed Volatility Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Mid Cap Growth Opportunity Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Mid Cap Value Opportunity Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- S&P 500 Index Fund (Class 3)

   4   subaccounts investing in   Columbia Variable Portfolio -- Short Duration U.S. Government Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Strategic Income Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Large Cap Growth Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Select Large-Cap Value Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Select Smaller-Cap Value Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- Emerging Markets Opportunity Fund (Class 2)

   4   subaccounts investing in   Columbia Variable Portfolio -- International Opportunity Fund (Class 2)

                                       3

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
   4   subaccounts investing in   Variable Portfolio -- Aggressive Portfolio (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Conservative Portfolio (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Moderate Portfolio (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Moderately Aggressive Portfolio (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Moderately Conservative Portfolio (Class 2)

   4   subaccounts investing in   Variable Portfolio -- DFA International Value Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- American Century Diversified Bond Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- American Century Growth Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Columbia Wanger International Equities Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Columbia Wanger U.S. Equities Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Davis New York Venture Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Eaton Vance Floating-Rate Income Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Goldman Sachs Mid Cap Value Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Invesco International Growth Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- J.P. Morgan Core Bond Fund (Class 2)

                                       4

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
   4   subaccounts investing in   Variable Portfolio -- Jennison Mid Cap Growth Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Marsico Growth Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- MFS Value Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Morgan Stanley Global Real Estate Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- NFJ Dividend Value Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Partners Small Cap Growth Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Partners Small Cap Value Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- PIMCO Mortgage-Backed Securities Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Pyramis(R) International Equity Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Nuveen Winslow Large Cap Growth Fund (Class 2)

   4   subaccounts investing in   Variable Portfolio -- Wells Fargo Short Duration Government Fund (Class 2)

   4   subaccounts investing in   Wells Fargo Advantage VT Opportunity Fund -- Class 2

   4   subaccounts investing in   Wells Fargo Advantage VT Small Cap Growth Fund -- Class 2

In accordance with the above resolutions and pursuant to authority granted by the Board of Directors of RiverSource Life Insurance Co. of New York, the Unit Investment Trust comprised of RiverSource of New York Variable Annuity Account is hereby reconstituted.

                                       Received by the Assistant Secretary:

/s/ Gumer C. Alvero                           /s/ Dixie Carroll
---------------------------------             ---------------------------------
Gumer C. Alvero                               Dixie Carroll

Date:  April 6, 2012
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